EVENTS OCCURRING AFTER THE REPORTING PERIOD - Pro Farm Merger Consideration (Details) - Business combination - Pro Farm Group, Inc. $ in Thousands	Jun. 30, 2022 USD ($)
Estimated fair value of the consideration of payment
Shares issued	$ 154,795
Assumed share-based payments	2,127
Cash	29
Total consideration	$ 156,951